                                                                    EXHIBIT 99.2

             FILED
     IN THE OFFICE OF THE
   SECRETARY OF STATE OF THE
        STATE OF NEVADA

          SEP 26 1995
          No. 4575-86
        /s/ DEAN HELLER
DEAN HELLER, SECRETARY OF STATE

                             VISTA PROPERTIES, INC.

               Certificate of Designation, Preferences and Rights
                        of Preferred Stock by Resolution
                    of the Board of Directors Providing for
                      Issues of Preferred Stock Designated
                           "Series A Preferred Stock"
                                      and
                           "Series B Preferred Stock"

                   Pursuant to NRS 78.195, 78.196 and 78.622

                 The undersigned, being the duly authorized and acting President of VISTA PROPERTIES, INC. (hereinafter referred to as the "Corporation"), a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes (the "NRS") in accordance with the provisions of NRS 78.030, does hereby certify that:

                 The Board of Directors of the Corporation has duly adopted resolutions providing for the issuance of two series of Preferred Stock to be designated "Series A Preferred Stock" and "Series B Preferred Stock," respectively, in accordance with the provisions of NRS 78.195, 78.196 and
78.622. Capitalized terms used herein without definition shall have the respective meanings set forth in Part C below. The resolutions adopted by the Board of Directors of the Corporation are as follows:


                          A.  SERIES A PREFERRED STOCK

                 RESOLVED, that the Board of Directors of the Corporation, pursuant to the authority conferred upon it by the Amended and Restated Articles of Incorporation of the Corporation and pursuant to the Reorganization Plan, does hereby create and provide for the issue of a series of the Preferred Stock, par value $.01 per share, of the Corporation and does hereby fix and herein state the designation, preferences and relative and other special rights of such series, and the qualifications, limitations and restrictions thereof, as follows:

                 1. Designation and Amount. There is hereby created a series of Preferred Stock designated as "Series A Preferred Stock." The number of shares constituting such series shall be 10,000. Such number of shares may be increased or decreased from time to time by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of such series then issued and outstanding, plus the number of shares of such series reserved for issuance upon the exercise of outstanding rights, options or warrants or upon the conversion or exchange of outstanding securities issued by the Corporation.
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                 2.       Voting Rights.   In addition to any voting rights
granted to the holders of Series A Preferred Stock pursuant to Sections 7 and 8 below or under applicable law, the holders of Series A Preferred Stock shall be entitled to vote, together with the holders of Common Stock as a single class, on the election of directors of the Corporation and each other matter submitted
to a vote of the stockholders of the Corporation.   Each holder of Series A
Preferred Stock shall be entitled to one vote for each share of this series
held by such holder.   Cumulative voting of shares of Series A Preferred Stock
is prohibited.

                 3.       Dividends.

                 (a) The holders of shares of Series A Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, cumulative cash dividends at the Applicable Dividend Rate for each Dividend Rate Period. Accrued but unpaid dividends on Series A Preferred Stock shall not bear interest.

                 (b) Dividends on shares of Series A Preferred Stock shall accrue from the Date of Original Issue of Series A Preferred Stock and shall be payable on each Quarterly Dividend Payment Date.

                 (c) Dividends declared by the Board of Directors shall be payable to the holders of shares of Series A Preferred Stock as their names shall appear on the stock transfer books of the Corporation on the fifth Business Day next preceding the applicable Quarterly Dividend Payment Date. Dividends in arrears for any past quarterly dividend period or periods may be declared and paid to the holders of shares of Series A Preferred Stock at any time, without reference to any regular Quarterly Dividend Payment Date, as may be fixed by the Board of Directors.

                 (d) Each share of Series A Preferred Stock shall rank prior to each share of Series B Preferred Stock or Junior Stock with respect to the payment of dividends. If in respect of any past quarterly dividend period or periods full dividends upon the outstanding shares of Series A Preferred Stock shall not have been paid, the amount of the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or set apart for payment upon any shares of Series B Preferred Stock or Junior Stock.

                 4.       Dividend Rate Reset and Tender Procedures.

                 (a) No later than 30 days prior to the next Dividend Rate Reset Date, the Board of Directors of the Corporation shall (i) select the Eligible Firm that will determine the Applicable Dividend Rate for the next Dividend Rate Period (the "Pricing Agent") and (ii) enter into an agreement with the Pricing Agent pursuant to which such agent will agree to perform the functions and comply with the procedures specified in this Section 4.





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                 (b)      The Pricing Agent shall determine in its sole
         judgment the lowest dividend rate per annum (expressed as a percentage of the Series A Liquidation Preference) that it believes would enable it to sell on behalf of the holders thereof all outstanding Units at a price per Unit equal to the Base Price (such rate being hereinafter referred to as the "Proposed Dividend Rate"). On any Reset Notice Date, the Pricing Agent shall notify the holders of Units of the Proposed Dividend Rate and shall provide them with appropriate instructions (the "Reset and Tender Instructions") for use in complying with the procedures set forth in this paragraph (b) (the "Reset and Tender Procedures"). Prior to or on the Reset Election Date, each holder of Units shall notify the Pricing Agent whether it elects (i) to continue to hold all of the Units beneficially owned by it or (ii) to tender all of such Units to the Pricing Agent for sale to one or more Purchasers at a price per Unit equal to the Base Price. Any such notice shall constitute an irrevocable election on the part of a holder, and the irrevocability of such election may not be waived by the Pricing Agent without the prior written consent of the Corporation. As promptly as practicable after the Reset Election Date, the Pricing Agent will attempt to arrange for the sale of any and all Units tendered to it pursuant to this paragraph (b) to one or more Purchasers at a price per Unit equal to the Base Price. On the Tender Acceptance Date , the Pricing Agent shall notify all holders that tendered Units pursuant to this paragraph (b) whether such Units will be accepted for purchase. The sale of any Units accepted for purchase pursuant to this paragraph (b) shall be effectuated as promptly as practicable after the Tender Acceptance Date in accordance with the Reset and Tender Instructions. If either (i) no Units are tendered to the Pricing Agent pursuant to this paragraph (b) or (ii) all Units that are tendered to the Pricing Agent pursuant to this paragraph (b) are accepted for purchase, shares of Series A Preferred Stock shall accrue dividends for the next Dividend Rate Period at the Proposed Dividend Rate.

                 (c) If the Applicable Dividend Rate at which shares of Series A Preferred Stock shall accrue dividends for the next Dividend Rate Period is not determined in accordance with paragraph (b) above, the Pricing Agent and the holders of shares of Series A Preferred Stock shall repeat the Reset and Tender Procedures until such time as
         (i) the Applicable Dividend Rate has been determined or (ii) the Reset and Tender Procedures shall have been complied with on a total of three separate occasions; provided, however, that, on each occasion in which the Reset and Tender Procedures are repeated pursuant to this paragraph (c), the Pricing Agent may fix or alter the applicable Reset Notice Date, Reset Election Date and Tender Acceptance Date by specifying such dates in the Reset and Tender Instructions provided to the holders of Units.

                 (d) If the Applicable Dividend Rate at which shares of Series A Preferred Stock shall accrue dividends is not determined in accordance with paragraph (b) or (c) above, shares of Series A Preferred Stock shall accrue dividends for the next Dividend Rate Period at a rate of 20% per annum.





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                 (e)      The Pricing Agent shall be entitled to purchase for
         its own account any Units tendered to it pursuant to the Reset and Tender Procedures which are not sold to other Purchasers. Notwithstanding anything to the contrary contained in this Section 4, in no event shall the Pricing Agent (i) be obligated to purchase any Units tendered to it pursuant to the Reset and Tender Procedures or
         (ii) have any other liability to the holders of Units tendered to it pursuant to such procedures in the event that it is unable to arrange for the purchase of such Units by one or more Purchasers.

                 5. Liquidation. Each share of Series A Preferred Stock shall rank prior to each share of Series B Preferred Stock and Junior Stock with respect to the distribution of assets upon a Liquidation . In the event of any Liquidation, each holder of a share of Series A Preferred Stock shall be entitled to receive, before any distribution shall be made to the holders of Series B Preferred Stock or Junior Stock, an amount per share equal to $1,000 (the "Series A Liquidation Preference"), plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared, to the date of payment thereof. In the event that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference to all holders of outstanding shares of Series A Preferred Stock, then the remaining assets of the Corporation shall be distributed to the holders of this series in proportion to the Series A Liquidation Preferences of the shares of Series A Preferred Stock held by them. After payment shall have been made in full to the holders of the Series A Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of Series B Preferred Stock and Junior Stock according to their respective rights.

                 6.       Transfer.

                 (a)      Prohibited Transfers.   For a period of 18 months
         from and after the Date of Original Issuance of Series A Preferred Stock, no holder of shares of Series A Preferred Stock shall Transfer any such shares or any interest therein to any Person; provided, however, that the provisions of this paragraph (a) shall not be construed to prohibit a Transfer of shares of Series A Preferred Stock to a Person to whom shares of Series A Preferred Stock were issued pursuant to the Securities Purchase Agreement or the Reorganization Plan.

                 (b) Transfers of Tandem Shares. A share of Series A Preferred Stock constitutes a part of a unit (each, a "Unit") consisting of one share of Class A Common Stock and one share of Series A Preferred Stock. Shares of Class A Common Stock and Series A Preferred Stock included in the same Unit ("Tandem Shares") shall be evidenced by separate certificates issued by the Corporation, each of which shall bear a serial designation identifying the Unit or Units of which such shares are a part. No holder of shares of Series A Preferred Stock shall Transfer any such shares or any interest therein to any Person unless all Tandem Shares included in the Unit or Units of which such shares are a part are Transferred to such Person in a single transaction or a series of contemporaneous transactions.





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                 (c)      Effect of Purported Transfers.  Any attempted or
         purported Transfer of shares of Series A Preferred Stock in violation of paragraph (a) or (b) above shall not be effective to Transfer ownership of such shares to the purported Transferee thereof, who shall not be entitled to any rights as a stockholder of the Corporation with respect to the shares purported to be Transferred (including, but not limited to, the right to vote such shares or to receive dividends with respect thereto). All rights with respect to any shares attempted or purported to be Transferred in violation of the aforementioned provisions shall remain the property of the Person who initially attempted or purported to transfer such shares in violation thereof. Upon a determination by the Board of Directors that there has been or is threatened an attempted or purported Transfer of shares in violation of the aforementioned provisions, the Board of Directors may take such action as it deems advisable to give effect to the provisions of this Section 6, including, but not limited to, refusing to give effect on the books of the Corporation to such attempted or purported Transfer or instituting legal proceedings to enjoin or rescind the same.

                 (d) Legend. All certificates evidencing shares of Series A Preferred Stock shall bear a conspicuous legend referencing the restrictions set forth in this Section 6.

                 7.       Certain Restrictions.   So long as any share or
shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of all of the shares of Series A Preferred Stock at the time outstanding, take any of the following actions:

                 (a) create or authorize any class or series of Capital Stock ranking prior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon a Liquidation, or create or authorize any rights, options or warrants exercisable for, or securities convertible into or exchangeable for, shares of any such class or series of Capital Stock;

                 (b) make any Restricted Payment at any time prior to the third anniversary of the Date of Original Issue of Series A Preferred Stock, if (i) after giving effect thereto, the Consolidated Net Worth of the Corporation and its consolidated subsidiaries would be less than $50,000,000 or (ii) in respect of any past quarterly dividend period or periods full dividends upon the outstanding shares of Series A Preferred Stock shall not have been paid;

                 (c) enter into, or permit any Subsidiary to enter into, any Restricted Affiliate Transaction at any time prior to the third anniversary of the Date of Original Issue of Series A Preferred Stock, if (i) after giving effect thereto, the Consolidated Net Worth of the Corporation and its consolidated subsidiaries would be less than $50,000,000 or (ii) in respect of any past quarterly dividend period or periods full dividends upon the outstanding shares of Series A Preferred Stock shall not have been paid;





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                 (d)      merge or consolidate the Corporation with or into any
         other Person at any time prior to the third anniversary of the Date of Original Issue of Series A Preferred Stock, unless after giving effect to such merger or consolidation, the Consolidated Net Worth of the surviving or continuing Person in such merger or consolidation and its consolidated subsidiaries would be greater than or equal to the lesser of (i) $50,000,000 or (ii) the Consolidated Net Worth of the Corporation and its consolidated subsidiaries immediately prior to such merger or consolidation; or

                 (e) merge or consolidate the Corporation with or into any other Person if the effect of such merger or consolidation would be to alter or affect adversely any rights, preferences or powers of the holders of Series A Preferred Stock.

                 8. Amendment. So long as any share or shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of all of the shares of Series A Preferred Stock at the time outstanding, amend, alter or repeal any of the rights, preferences or powers of the holders of shares of Series A Preferred Stock so as to affect adversely any such rights, preferences or powers.

                 9. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions set forth herein.

                 10. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.


                          B.  SERIES B PREFERRED STOCK

                 RESOLVED, that the Board of Directors of the Corporation, pursuant to the authority conferred upon it by the Amended and Restated Articles of Incorporation of the Corporation and pursuant to the Reorganization Plan, does hereby create and provide for the issue of a series of the Preferred Stock, par value $.01 per share, of the Corporation and does hereby fix and herein state the designation, preferences and relative and other special rights of such series, and the qualifications, limitations and restrictions thereof, as follows:

                 1. Designation and Amount. There is hereby created a series of Preferred Stock designated as "Series B Preferred Stock." The number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased from time to time by





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resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares of such series then issued and outstanding, plus the number of shares of such series reserved for issuance upon the exercise of outstanding rights, options or warrants or upon the conversion or exchange of outstanding securities issued by the Corporation.

                 2. Voting Rights. In addition to any voting rights granted to holders of Series B Preferred Stock pursuant to Sections 5 and 6 below, the holders of Series B Preferred Stock shall be entitled to vote as a class as provided in this Section 2. Whenever dividends of the Series B Preferred Stock shall be in arrears in an amount equal to at least eight quarterly dividends (whether or not consecutive), (i) the number of members of the Board of Directors of the Corporation shall be increased by a number equal to the current number of directors plus one, effective as of the time of election of such directors as hereinafter provided, and (ii) the holders of the Series B Preferred Stock (voting separately as a class) will have the exclusive right to vote for and elect such number of additional directors, representing a majority of the Board of Directors of the Corporation, at any meeting of stockholders of the Corporation at which directors are to be elected held during the period such dividends remain in arrears. If the right to elect directors shall have accrued to the holders of the Series B Preferred Stock more than 90 days preceding the date established for the next annual meeting of stockholders, the President of the Corporation shall, within 20 days after delivery to the Corporation of a written request for a special meeting signed by the holders of at least 10% of the shares of Series B Preferred Stock then outstanding, call a special meeting of the holders of the Series B Preferred Stock to be held within 60 days after the delivery of such request for the purpose of electing such additional directors. The right of the holders of the Series B Preferred Stock to vote for such additional directors shall terminate when all accrued and unpaid dividends on the Series B Preferred Stock have been declared and paid or set apart for payment. The term of office of all directors so elected shall terminate immediately upon the termination of the right of the holders of the Series B Preferred Stock to vote for such additional directors. The holders of the Series B Preferred Stock voting as a class shall have the right to remove without cause at any time and replace any directors such holders shall have elected pursuant to this Section 2.

                 3.       Dividends.

                 (a) The holders of shares of Series B Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, cumulative cash dividends at a rate per annum equal to 6% of the Series B Liquidation Preference. Accrued but unpaid dividends on Series B Preferred Stock shall not bear interest.

                 (b) Dividends on shares of Series B Preferred Stock shall accrue from the Date of Original Issue of Series B Preferred Stock and shall be payable on each Quarterly Dividend Payment Date.





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                 (c)      Dividends declared by the Board of Directors shall be
         payable to the holders of shares of Series B Preferred Stock as their names shall appear on the stock transfer books of the Corporation on the fifth Business Day next preceding the applicable Quarterly
         Dividend Payment Date. Dividends in arrears for any past quarterly dividend period or periods may be declared and paid to the holders of shares of Series B Preferred Stock at any time, without reference to any regular Quarterly Dividend Payment Date, as may be fixed by the Board of Directors.

                 (d) Each share of Series B Preferred Stock shall rank junior to each share of Series A Preferred Stock but prior to each share of Junior Stock with respect to the payment of dividends. If in respect of any past quarterly dividend period or periods full dividends upon the outstanding shares of Series B Preferred Stock shall not have been paid, the amount of the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or set apart for payment upon any shares of Junior Stock.

                 4. Liquidation. Each share of Series B Preferred Stock shall rank junior to each share of Series A Preferred Stock but prior to each share of Junior Stock with respect to the distribution of assets upon a Liquidation. In the event of any Liquidation, each holder of a share of Series B Preferred Stock shall be entitled to receive, after payment of the Series A Liquidation Preference to each holder of Series A Preferred Stock but before any distribution shall be made to the holders of Junior Stock, an amount per share equal to $1,000 (the "Series B Liquidation Preference"), plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared, to the date of payment thereof. In the event that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference to all holders of outstanding shares of Series B Preferred Stock, then the remaining assets of the Corporation shall be distributed to the holders of this series in proportion to the Series B Liquidation Preferences of the shares of Series B Preferred Stock held by them. After payment shall have been made in full to the holders of the Series B Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock according to their respective rights.

                 5.       Certain Restrictions.   So long as any share or
shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of all of the shares of Series B Preferred Stock at the time outstanding, voting separately as a class, create or authorize any class or series of Capital Stock (other than the Series A Preferred Stock created pursuant to these resolutions) ranking prior to the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets upon a Liquidation, or create or authorize any rights, options or warrants exercisable for, or securities convertible into or exchangeable for, shares of any such class or series of Capital Stock.

                 6. Amendment. So long as any share or shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock at the time outstanding, voting





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separately as a class, amend, alter or repeal any of the rights, preferences or powers of the holders of shares of Series B Preferred Stock so as to affect adversely any such rights, preferences or powers.

                 7. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions set forth herein.

                 8. Fractional Shares. Series B Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.


                            C.  CERTAIN DEFINITIONS

                 RESOLVED, that as used in the foregoing resolutions, the terms set forth below shall have the following respective meanings:

                 "Affiliate" means, with respect to any Person, any other Person who, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether by contract or otherwise.

                 "Applicable Dividend Rate" means (i) for the Initial Dividend Rate Period, a rate per annum equal to 10% of the Series A Liquidation Preference and (ii) for each subsequent Dividend Rate Period, a rate or rates per annum determined in accordance with Section 4 of Part A of this Certificate of Designation.

                 "Base Price" means at any time a price per Unit equal to the sum of (i) $50.00, (ii) the Series A Liquidation Preference and (iii) the amount of accrued and unpaid dividends on a share of Series A Preferred Stock.

                 "Business Day" means any day other than a Saturday, Sunday or other day on which banks chartered under the laws of the State of Texas are required or permitted by law to close.





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                 "Capital Stock" means any and all shares, interests and
participations or other equivalents (however designated) of capital stock of the Corporation, and includes all Common Stock and Preferred Stock.

                 "Certificate of Designation" means this Certificate of Designation, Preferences and Rights of Preferred Stock by Resolution of the Board of Directors Providing for Issues of Preferred Stock Designated "Series A Preferred Stock" and "Series B Preferred Stock."

                 "Class A Common Stock" has the meaning set forth in the Amended and Restated Articles of Incorporation of the Corporation, as amended from time to time.

                 "Common Stock" has the meaning set forth in the Amended and Restated Articles of Incorporation of the Corporation, as amended from time to time.

                 "Consolidated Net Worth" means, with respect to any Person, the consolidated stockholders' equity of such Person and its consolidated subsidiaries, as determined in accordance with generally accepted accounting principles as in effect at the time of the application thereof.

                 "Date of Original Issue" means, with respect to any series of Preferred Stock, the first date as of which shares of such series are originally issued by the Corporation.

                 "Dividend Rate Period" means (i) the Initial Dividend Rate Period and (ii) each subsequent period commencing on a Dividend Rate Reset Date and ending on the day immediately preceding the next Dividend Rate Reset Date.

                 "Dividend Rate Reset Date" means the Quarterly Dividend Payment Date next succeeding each anniversary of the Date of Original Issue of Series A Preferred Stock which occurs in an odd numbered year.

                 "Eligible Firm" means Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation or Smith Barney Inc. or any of their respective affiliates and successors.

                 "Initial Dividend Rate Period" means the period commencing on the Date of Original Issue of Series A Preferred Stock and ending on the day immediately preceding the first Dividend Rate Reset Date.

                 "Junior Stock" means Common Stock and any other class or series of capital stock of the Corporation which ranks junior to the Series A Preferred Stock or Series B Preferred Stock with respect to the payment of dividends or the distribution of assets upon a Liquidation; provided, however, that such term shall not include Series B Preferred Stock.

                 "Liquidation" means any liquidation, dissolution or winding up of the affairs of the Corporation; provided, however, that a merger or consolidation of the Corporation into or with another corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to constitute a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this definition.

                 "Person" means any individual, corporation, estate, trust, association, company, partnership, joint venture or other entity or organization.

                 "Preferred Stock" has the meaning set forth in the Amended and Restated Articles of Incorporation of the Corporation, as amended from time to time.

                 "Purchaser" means any Person (including, but not limited to, the Pricing Agent) that acquires Units tendered to the Pricing Agent pursuant to the Reset and Tender Procedures.

                 "Quarterly Dividend Payment Date" means the last day of March, June, September and December in each year, commencing on December 31, 1995, except that if any such date is not a Business Day, then such dividend shall be payable on the next succeeding Business Day.

                 "Reorganization Plan" means the Plan of Reorganization filed by the Corporation in proceedings under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq., and confirmed by the United States Bankruptcy Court for the District of Delaware.

                 "Reset Election Date" means (subject to the proviso at the end of in Section 4(c) of Part A of this Certificate of Designation) five Business Days after each Reset Notice Date.

                 "Reset Notice Date" means the last Business Day which is more than 15 days prior to each Dividend Rate Reset Date; provided, however, that on each occasion in which the Reset and Tender Procedures are repeated pursuant to
Section 4(c) of Part A of this Certificate of Designation, the "Reset Notice Date" shall be such date as is fixed by the Pricing Agent in the Reset and Tender Instructions.

                 "Restricted Affiliate Transaction" means, with respect to the Corporation or any of its Subsidiaries, any payment of funds to or for the account of, any investment in, any sale, lease or transfer of assets to, or any other transaction with any Affiliate of the Corporation or such Subsidiary; provided, however, that such term shall not include (i) any transactions between or among the Corporation and one or more of its Subsidiaries or between or among one or more Subsidiaries of the Corporation, (ii) any transactions on terms and conditions at least as favorable to the Corporation or such Subsidiary as those which would apply in a similar transaction with a Person that is not an Affiliate, (iii) any transactions that are contemplated by the Securities Purchase Agreement or the Reorganization Plan or (iv) the payment of reasonable and customary compensation to directors, officers and employees of the Corporation or any of its Subsidiaries.





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
                 "Restricted Payment" means (i) the payment by the Corporation of any dividend or other distribution in respect of its Capital Stock (other than any such dividend or distribution to the extent payable solely in shares of its Capital Stock) or (ii) any purchase, redemption, retirement or other acquisition for value by the Corporation of its Capital Stock.

                 "Securities Purchase Agreement" means the Second Amended and Restated Securities Purchase Agreement, dated as of December 18, 1994, among the Corporation, Vista Mortgage & Realty, Inc., Braewood Development Corp., Panoramic Land, Inc. and Centex International, Inc., as amended by Amendment No. 1 to Second Amended and Restated Securities Purchase Agreement, dated as of July 14, 1995, and Amendment No. 2 to Second Amended and Restated Securities Purchase Agreement, dated as of September 15, 1995.

                 "Subsidiary" means, with respect to the Corporation, any corporation or other entity of which securities having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by the Corporation.

                 "Tender Acceptance Date" means (subject to the proviso at the end of Section 4(c) of Part A of this Certificate of Designation) five Business Days after each Reset Election Date.

                 "Transfer" means, with respect to shares of Series A Preferred Stock, any sale, transfer, assignment, disposition or other means of conveying legal or beneficial ownership of such shares, whether direct or indirect and whether voluntary or involuntary, and the terms "Transferred," "Transferable," "Transferor" and "Transferee" have correlative meanings.

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of Vista Properties, Inc. this 22nd day of September, 1995.


                                        /s/ RAYMOND GARFIELD, JR.
                                        -----------------------------------
                                        Raymond Garfield, Jr.
                                        President


Attest:

/s/ F. CHARLES EMERY II
-----------------------------------
F. Charles Emery II
Secretary



STATE OF TEXAS            Section
                          Section
COUNTY OF DALLAS          Section


                 This instrument was acknowledged before me on the 22nd day of September, 1995, by Raymond Garfield, Jr., President, and F. Charles Emery II, Secretary, of Vista Properties, Inc., a Nevada corporation, on behalf of said Vista Properties, Inc.



                                        /s/ SHERRY L. AYCOCK
                                        -----------------------------------
                                        Notary Public, State of Texas


My Commission Expires:
                                                     SHERRY L. AYCOCK
        6/30/96                               Notary Public, State of Texas
-----------------------------------          My Commission Expires 06-30-1996






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